Western New York Investors Conference September 28, 2012 Kevin J. Degenstein President & COO Thomas J. Smith Vice President • CFO & Director Exhibit 99.2

Safe Harbor Statement
These slides contain (and the accompanying oral discussion will contain) “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including but not limited to the
Company's continued ability to make dividend payments, the company's ability to implement its business plan, the company's ability to consummate its pending acquisitions and to successfully integrate the operations of the acquired companies;
fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, weather conditions, litigation risks, risks associated with contracts accounted for as derivatives, and other factors disclosed in the Company’s periodic reports filed with the Securities and
Exchange Commission.  Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs.  The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MT
WY
OH
PA
ME
VA
KY
NC
Regulated Distribution
Gas Pipelines
Non Regulated Marketing
Propane and Fuel Distribution

gas natural inc.

Market data as of September 20, 2012 [Source: Bloomberg L.P.],  Common Shares Outstanding as of June 30, 2012;
Ownership as of most recent filing
Gas Natural Inc.
Market Capitalization $81.8 million
AVG Daily Volume (3 mos.)
17,034
Recent Closing Price $10.03
Ownership:
Retail
Institutional
Insider
77%
7%
16%
52 Week High-Low $9.54 - $11.68
Shares Outstanding 8.2 million
Founded: 1909                 IPO: 1986               NYSE MKT: EGAS
Our vision is to be a
growing natural gas
utility that provides
responsive, reliable
customer service at
fair and reasonable rates,
resulting in solid profitability.

Revenue
Q2 2012 TTM: $88.7 million
Utility operations in Montana, Wyoming, Ohio, Pennsylvania, Maine,
North Carolina and Kentucky
Market and distribute natural gas and conduct interstate pipeline operations in Montana and Wyoming
Natural Gas
All Other Operating Segments, Net
Operating Income
Q2 2012 TTM:  $8.1 million
Natural Gas Utility Focus

0.4%
99.6%
12.9%
87.1%

MT
WY
OH
PA
ME
KY
NC
Regulated Distribution

gas natural inc.

Diversified Utility Operations
Approximately 70,000 LDC customers
[1]
in seven states
Transports & distributes ~32.0 Bcf of natural gas annually
[2]
Geographically diverse customer base enhances stability of
operations
[1] As of December 31, 2011
[2] As of June 30, 2012

Driving Operational Excellence

Operations
Safety
Responsive
Customer
Service
Fair and
Reasonable
Rates
Culture of
Change
Focus on
Productivity
Profitable
Management
Empowered
Employees
Employee
Ownership
Quality and
Experienced
Leadership
Drive
Cultural
Change
Motivated
Fair, Honest
and Open

Growth Strategy

Focus on cost controls and efficiency
Build rate base around core operations
Bolt -on acquisition strategy
-
create critical mass: add rate base near existing utility operations
New market acquisition strategy
-
target areas with low saturation rates for natural gas
Major acquisitions
-
provide step change to operational efficiencies and customer counts

Geographically Diverse Customer Base
Maine
2,400 customers
135 miles of transmission
and distribution pipeline
Market penetration rates
of < 3%
Market-based rates
North Carolina
1,600 customers
411 miles of transmission
and distribution pipeline
Market penetration rates
of < 3%
Market-based rates
Ohio
24,400 customers
1,056 miles of transmission
and distribution pipeline
No exclusive territories
Wyoming
6,600 customers
620 miles of transmission
and distribution pipeline
Montana
30,600 customers
572 miles of transmission
and distribution pipeline
Kentucky
~ 1,600 customers in
eight eastern counties
60 miles of pipeline
right-of-way
Pennsylvania

Acquisitions Expand Capabilities
Acquired LDCs
in NC & ME
$5 million
Acquired North
Montana LDC
~1,500
customers
$0.5 million
Acquired OH
& PA LDCs
~23,000
customers
$38 million
Acquired
pipeline and
rights-of-way
in OH & KY
$3.3 million
Acquired
propane
operations
in NC & VA
~4,500
customers
$1.6 million
Acquired LDC
in eastern KY
~1,600
customers
$1.6 million

Successful
bidder for
pipeline
easement &
land in ME
$4.5 million
Oct & Dec
2007
Nov
2009
Jan
2010
Apr
2011
Aug
2011
Apr
2012
June
2012

Driving Growth Through Investment
(in billion cubic feet - Bcf)
Throughput
(in thousands)
Customers

* Fiscal Year = January 1 - December 31; TTM = July 1 - June 30
23.0
29.0
30.0
32.0
32.2
2008 2009 2010 2011 Q2 TTM
2012*
36.0
62.0
63.5
70.0
2008 2009 2010 2011

Marketing & Production
Operations in MT & WY
Markets ~1.2 Bcf annually for C&I customers
Natural gas production: 43% net revenue interest in 160 natural gas wells
Pipeline Operations
Glacier Gathering System: 30 miles of FERC-regulated interstate pipeline in MT & WY
Shoshone Transmission: FERC-regulated interstate pipeline
Propane Operations
Deliver liquid propane, heating oil and kerosene to ~4,300 customers in NC & VA
Opportunity to strengthen presence in NC and convert customers to natural gas
Other Operations Support Utility Efforts

Financial Highlights

Operating Income
($ in millions)
Fourth quarter 2009 added
Cut Bank in Montana
First quarter 2010 added
Ohio and Pennsylvania
Improved operational
efficiencies
Disciplined cost
management
Investing in infrastructure
for future growth
* 2008 calendar year unaudited

* TTM = July 1 - June 30
$6.9
$9.1
$11.1
$10.2
$8.1
2008* 2009 2010 2011 Q2 2012
TTM*

Net Income
Acquisitions and rate
base investments lead to:
–
Increased volume
–
Increased customer count
Focused on cost control
Positioned to earn allowed
returns
Second half of 2011 and
2012 YTD Natural Gas
segment performance
dampened by warmer
weather
$6.8
($ in millions)
* 2008 calendar year unaudited

* TTM = July 1 - June 30
$3.3
$4.3
$5.8
$5.4
$3.3
$2.5
2008* 2009 2010 2011 Q2 2012
TTM*
Net Income Deferred Tax Benefit

Flexible Balance Sheet
* 2008 calendar year unaudited
Cash & Cash Equivalents
($ in millions, except per share)
Capital Expenditures
Book Value per Share

$18.5
YTD
Budget
$1.1
$2.8
$13.0
$10.5
$2.5
12/31/2008* 12/31/2009 12/31/2010 12/31/2011 6/30/2012
$7.00
$8.16
$9.04
$9.17
$9.21
12/31/2008* 12/31/2009 12/31/2010 12/31/2011 6/30/2012
$7.0
$8.9
$8.5
$23.2
$8.8
2009 2010 2011 2012 2008*

Funded Debt and Equity
Total Capitalization

$43.1             $48.7             $95.7             $106.1   $106.5
6/30/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
Long-Term Debt Equity
$13.0
$30.1
$13.0
$35.7
$22.0
$31.3
$31.3
$74.7
$75.2
$73.7
($ in millions)

Regular Cash Dividends
Monthly cash dividend,
currently $0.045 per share
Current dividend yield is
5.35%, which is 114 bps
higher than the peer group
average of 4.21%
Dividend yield as of August 21, 2012
Peer group consists of CV, CHG, CPK,
CNIG, DGAS, LG, RGCO, UIL, UTL
* 2008 calendar year unaudited
** January-June 2012
Cash Dividends Paid

$0.46
$0.53
$0.56
$0.54
$0.27
2008* 2009 2010 2011 2012
Y-T-D**

Company Highlights Growth-Oriented Utilities Focused Acquisition Strategy Geographically Diverse Customer Base Experienced Leadership Team 18

Western New York Investors Conference September 28, 2012